                                                                  Exhibit 10.1.1


                                                                [CONFORMED COPY]

                                 AMENDMENT NO. 1

          AMENDMENT NO. 1 (the "AMENDMENT") dated as of December 30, 1994 among:
APPLIED EXTRUSION TECHNOLOGIES, INC. (the "COMPANY") and the LENDERS listed on the signature pages hereof (the "LENDERS").

                              W I T N E S S E T H :

          WHEREAS, the parties hereto and The Chase Manhattan Bank (National Association), as Administrative Agent (the "ADMINISTRATIVE AGENT"), have heretofore entered into a Credit Agreement dated as of April 7, 1994 (the "AGREEMENT"); and

          WHEREAS, the Company and the Lenders have agreed to amend the Agreement (i) to permit, in certain circumstances, the principal amount of term loans prepaid by the Company to be reborrowed by the Company, (ii) to provide for the payment of a commitment fee by the Company in connection with the availability of term loans contemplated by clause (i) above, (iii) to delete the requirement that an excess cash flow payment be required to be made for the period commencing on April 7, 1994 and ending on September 30, 1994, (iv) to modify certain financial covenants and (v) to make certain related changes, all as more fully set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

          SECTION 2. AMENDMENT OF SECTION 1.01 OF THE AGREEMENT. The following definitions are either amended and restated in their entirety to read as follows or added in the appropriate alphabetical order, as the case may be:

          "AMENDMENT NO. 1 EFFECTIVE DATE" shall mean the date as of which Amendment No. 1 dated as of December 30, 1994 to this Agreement shall have become effective.

          "AVAILABLE PP&E AMOUNT" shall mean, as at any date of determination thereof, the amount by which the sum of (x) 75% of Eligible Machinery and Equipment PLUS (y) 70% of Eligible Real Property, in each case determined as provided in the respective definition thereof, exceeds the sum of (a) the aggregate outstanding amount of Term Commitments PLUS (b) the aggregate amount of Letter of Credit Liabilities in respect of the IRB Letter of Credit, in each case at said date.

          "SYSTEMS AND IMPLEMENTATION PROJECT" shall mean a computer-based information system for the entire Company to replace the temporary information system provided by Hercules Incorporated.

          "TENTER LINE #65 PROJECT" shall mean an eight meter tenter line for the production of oriented polypropylene to be located at the Company's Terre Haute facility.

          "TERM COMMITMENT AVAILABILITY PERIOD" shall mean the period from and including the Amendment No. 1 Effective Date to but not including March 31, 1999.

          "TERM COMMITMENT" shall mean, as to any Lender, the obligation of such Lender to make Term Loans to the Company in an aggregate principal amount up to but not exceeding the amount set forth opposite such Lender's name on Annex I hereto under the caption "Term Commitment" (as the same may be reduced from time to time pursuant to Section 2.03).

          SECTION 3. AMENDMENT OF SECTION 2.01 OF THE AGREEMENT. (a) Clause (i) of Section 2.01 is amended to add the following at the end thereof:

     In addition, from time to time during the Term Commitment Availability Period, each Lender shall make Loans to the Company in an aggregate principal amount at any one time outstanding which shall not exceed its Term Commitment, as reduced from time to time pursuant to Section 2.03 hereof.

          (b) Clause (ii) of Section 2.01 is amended to add the following proviso before the period at the end of the first sentence:

     ; PROVIDED that no such Loans shall be made at any time pursuant to this clause (ii) to the extent that any Term Commitments are unused at such time

          SECTION 4. AMENDMENT OF SECTION 2.03 OF THE AGREEMENT. (a) Clause (ii) of Section 2.03(a) is amended and restated in its entirety to read as follows:

     The Term Commitments shall terminate on the last day of the Term Commitment Availability Period, and shall be reduced in the respective aggregate amounts and on the dates set forth in Schedule III.

          (b) Clause (iv) of Section 2.03(a) is amended and restated in its entirety to read as follows:

          (iv) In addition, (x) the Term Commitments shall be reduced in the amount and on the date of each prepayment applied to the Term Loans and
     (y) the Working Capital Commitments shall be reduced in the amount and on the date of each prepayment applied to the Working Capital Loans (or to provide cover for Letter of Credit Liabilities), in each case pursuant to paragraph (2), (3), (4), (5) or (6) of Section 3.02(b)(i) .

          SECTION 5. AMENDMENT OF SECTION 2.04(a) OF THE AGREEMENT. Section 2.04(a) is amended to add "(x)" immediately before "the daily average unused amount" and by adding the following text immediately after, "Working Capital Availability Period":

     and (y) the daily average unused amount of such Lender's Term Commitment, for the period from the Amendment No. 1 Effective Date to and including the earlier of the date the Term Commitments are terminated or the last day of the Term Commitment Availability Period, in each case

          SECTION 6. AMENDMENT OF SECTION 2.08 OF THE AGREEMENT. Section 2.08 is amended and restated in its entirety to read as follows:

     The proceeds of the Term Loans and the Working Capital Loans made on the Closing Date shall be used by the Company to finance the consummation of the Acquisitions and the payment of related fees, commissions and expenses. The proceeds of the Term Loans and the Working Capital Loans made after the Closing Date shall be used by the Company for working capital, capital expenditures, acquisitions and other general corporate purposes.

          SECTION 7. AMENDMENT OF SECTION 3.02(b)(i)(6) OF THE AGREEMENT.
Section 3.02(b)(i)(6) is amended by deleting "(a) the period commencing on the Closing Date and ending on September 30, 1994, or (b)".

          SECTION 8. AMENDMENT OF SECTION 4.01 OF THE AGREEMENT. (a) Section 4.01(a) is amended and restated in its entirety to read as follows:

          (a) The Term Loans shall mature on each date on which the Term Commitments shall be reduced pursuant to Section 2.03(a)(ii) (a "Term Commitment Reduction Date") in an aggregate principal amount equal to the amount by which the aggregate principal amount of the Term Loans outstanding on such Term Commitment Reduction Date exceeds the aggregate amount of the Term Commitments as so reduced on such Term Commitment Reduction Date.

          (b) The first sentence of Section 4.01(c) is deleted.

          SECTION 9. AMENDMENT OF SECTION 7.03 OF THE AGREEMENT. Section 7.03 is amended (i) to delete "and" at the end of clause (a), (ii) to replace the period at the end of clause (b) with "; and", and (iii) to add the following new clause
(c):

          (c) in the case of any Working Capital Loan, the fact that the Term Commitments shall be fully used.

          SECTION 10. AMENDMENT OF SECTION 8.02 OF THE AGREEMENT. (a) Section 8.02(b) is amended to add the following new clauses (v) and (vi) immediately after clause (iv):


          (v) The audited consolidated balance sheet of the Company and its Subsidiaries as of September 30, 1994 and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal year then ended fairly present in all material respects the consolidated financial condition and results of operations of the Company and its Subsidiaries in accordance with GAAP consistently applied, as at the end of, and for, such year.

          (vi) The Company and its Subsidiaries did not on the date of the balance sheet referred to in clause (v) above, and will not on the Amendment No. 1 Effective Date, have any material contingent liabilities, material liabilities for taxes, unusual and material forward or long-term commitments or material unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets or the notes thereto.

          (b) Section 8.02(d) is amended by replacing "December 31, 1993" with "September 30, 1994".

          SECTION 11. AMENDMENT OF SECTION 8.10 OF THE AGREEMENT. (a) The first sentence of Section 8.10(a) is amended to replace "as of the date of this Agreement" with "as of the Amendment No. 1 Effective Date."

          (b) Section 8.10(b) of the Agreement is amended to replace (i) "as of the Closing Date" in the first sentence with "as of the Amendment No. 1 Effective Date" and (ii) "as in effect on the date hereof" in the last sentence with "as in effect on the Amendment No. 1 Effective Date".

          SECTION 12. AMENDMENT OF SECTION 9.11 OF THE AGREEMENT. Section 9.11 is amended to add the following parenthetical immediately after "MINUS Capital Expenditures":

     (other than Capital Expenditures incurred in connection with (x) the Tenter Line #65 Project, up to an aggregate amount not to exceed, during the term of this Agreement, an amount equal to the sum of $45,000,000 plus the amount of related capitalized interest expense, and (y) the Systems and Implementation Project, up to an aggregate amount not to exceed $4,000,000 during the term of this Agreement)

          SECTION 13. AMENDMENT OF SECTION 9.18 OF THE AGREEMENT. Section 9.18 is amended (i) to replace in clause (i)(x) the reference to "December 31, 1994" with a reference to "September 30, 1994", (ii) to replace in clause (i)(y) "each year ending after December 31, 1994" with "each fiscal year ending after September 30, 1994", (iii) to replace in clause (ii) the reference to "December 31, 1994" with a reference to "September 30, 1994", (iv) to replace the period at the end of clause (ii) with "; PLUS" and (v) to add the following new clause
(iii) after clause (ii):

          (iii) for the term of this Agreement, Capital Expenditures incurred in connection with (x) the Tenter Line #65 Project, up to an aggregate amount not to exceed an amount equal to the sum of $45,000,000 plus the amount of related capitalized interest expense, and (y) the Systems and Implementation Project, up to an aggregate amount not to exceed $4,000,000.

          SECTION 14. AMENDMENT OF SCHEDULE III TO THE AGREEMENT. Schedule III to the Agreement is amended and restated in its entirety to read as attached hereto.

          SECTION 15. AMENDMENT OF EXHIBIT A TO THE AGREEMENT. Exhibit A to the Agreement is amended and restated in its entirety to read as attached hereto.

          SECTION 16. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 17. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date when all of the following conditions shall have been fulfilled to the satisfaction of the Administrative
Agent:

          (a) CORPORATE ACTION. The Administrative Agent shall have received certified copies of the certificate of incorporation and by-laws of the Company and of all corporate action taken by the Company authorizing the execution, delivery and performance of this Amendment and each other agreement or document to which it is a party being executed in connection with this Amendment (including, without limitation, a certificate of the Company setting forth the resolutions of its Board of Directors authorizing the transactions contemplated thereby).

          (b) INCUMBENCY. The Company shall have delivered to the Administrative Agent a certificate in respect of the name and signature of each of the officers (i) who is authorized to sign on its behalf the Basic Documents to which it is a party and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with such Basic Documents. The Administrative Agent and each Lender may conclusively rely on such certificates until it receives notice in writing from the Company to the contrary.

          (C) NOTES. The Administrative Agent shall have received new Term Notes for each Lender substantially in the form of Exhibit A hereto, duly completed and executed.

          (d) FEES AND EXPENSES. The Company shall have paid to the Administrative Agent all amounts payable under Section 12.03 of the Agreement on or before the date of this Amendment.

          (e) OPINION OF COUNSEL TO THE COMPANY. The Administrative Agent shall have received an opinion of Ropes & Gray, Massachusetts counsel to the Company, in form and substance satisfactory to the Administrative Agent.

          (f) COUNTERPARTS. The Administrative Agent shall have received counterparts of this Amendment executed and delivered by or on behalf of each of the parties hereto (or, in the case of any Lender as to which the Administrative Agent shall not have received such a counterpart, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery by such Lender of a counterpart hereof).

          (g) OTHER DOCUMENTS. The Administrative Agent shall have received such other documents relating to the transactions contemplated hereby as the Administrative Agent may reasonably request.

          SECTION 18. AUTHORIZATION. Each of the Lenders hereby authorizes the Administrative Agent to execute any and all amendments or supplements to the Security Documents necessary or advisable to reflect the provisions set forth in this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            APPLIED EXTRUSION TECHNOLOGIES, INC.

                                            By /s/ David N. Terhune
                                              ----------------------------------
                                               Title: Chief Financial Officer

                                            THE CHASE MANHATTAN BANK (NATIONAL
                                            ASSOCIATION)

                                            By /s/ Peter Dedousis
                                              ----------------------------------
                                               Title: Managing Director

                                            LASALLE BUSINESS CREDIT, INC.

                                            By /s/ J. David Kommalan
                                              ----------------------------------
                                               Title: Regional Vice President

                                            PNC BANK, N.A.

                                            By /s/ Patrick J. Clerihan
                                              ----------------------------------
                                               Title: Vice President

                                            SHAWMUT BANK, N.A.

                                            By /s/ Jeanie Leet
                                              ----------------------------------
                                               Title: Relationship Manager

                                            SIGNET BANK/VIRGINIA

                                            By /s/ John Scott
                                              ----------------------------------
                                               Title: Vice President

                                                                         ANNEX I

Lender                                                   Term Commitment
------                                                   ---------------

The Chase Manhattan Bank
   (National Association)                                $4,692,444.46

LaSalle Business Credit, Inc.                            $5,633,093.99

PNC Bank, N.A.                                           $4,224,820.52

Shawmut Bank, N.A.                                       $5,633,094.02

Signet Bank/Virginia                                     $2,816,547.01

                                                                    SCHEDULE III

                      Scheduled Term Commitment Reductions
                      ------------------------------------

                                                                 Term Commitment
                                                                    Reduction
                                                                 ---------------
Each Quarterly Date Falling in
the Period from and including
December 31, 1994 through and
including December 31, 1998                                        $1,000,000

March 31, 1999                                                     $6,000,000

                                                                  Exhibit 10.1.1


                                                                [CONFORMED COPY]

                           WAIVER AND AMENDMENT NO. 2

          WAIVER AND AMENDMENT NO. 2 (the "AMENDMENT") dated as of July 10, 1995 among: APPLIED EXTRUSION TECHNOLOGIES, INC. (the "COMPANY") and the LENDERS listed on the signature pages hereof (the "Lenders").

                              W I T N E S S E T H :

          WHEREAS, the parties hereto and The Chase Manhattan Bank (National Association), as Administrative Agent (the "ADMINISTRATIVE AGENT"), have heretofore entered into a Credit Agreement dated as of April 7, 1994 (as amended by Amendment No. 1 thereto dated as of December 30, 1994, the "AGREEMENT"); and

          WHEREAS, the Company and the Lenders have agreed (i) to amend the Agreement to increase the amount of capital expenditures permitted under the Agreement in connection with building a new tenter line, provided that the Company has received certain net cash proceeds from a public offering of its common stock, (ii) to make certain related changes and (iii) to grant a waiver in connection with the sale of certain assets by the Company, all as more fully set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

          SECTION 2. AMENDMENT OF SECTION 1.01 OF THE AGREEMENT. The following definitions are added in the appropriate alphabetical order:

          "AMENDMENT NO. 2 EFFECTIVE DATE" shall mean the date as of which Amendment No. 2 dated as of July 10, 1995 to this Agreement shall have become effective.

          "NET EQUITY PROCEEDS" shall mean the amount of gross cash proceeds received by the Company from the issuance of its common stock less all out-of-pocket expenses, discounts and commissions.

          "TENTER LINE #66 PROJECT" shall mean an eight meter tenter line for the production of oriented polypropylene to be located at the Company's Terre Haute, Indiana facility.

          SECTION 3. AMENDMENT OF SECTION 9.11 OF THE AGREEMENT. Section 9.11 is amended (i) to delete the word "and" immediately before the reference to clause
(y) in the parenthetical immediately following "MINUS Capital Expenditures" and
(ii) to add the following text immediately after clause (y) in such parenthetical:

     and (z) the Tenter Line #66 Project, up to an aggregate amount not to exceed, during the term of this Agreement, the amount by which the sum of $50,000,000 plus the amount of related capitalized interest expense exceeds the Net Equity Proceeds from the issuance by the Company of its common stock during the 90-day period commencing on the Amendment No. 2 Effective Date; PROVIDED that Capital Expenditures pursuant to this clause (z) shall be excluded from the calculation of Capital Expenditures for purposes of this Section 9.11 only if such Net Equity Proceeds shall be at least $30,000,000O

          SECTION 4. AMENDMENT OF SECTION 9.12(vii) OF THE AGREEMENT. Section 9.12(vii) is amended to replace "the aggregate outstanding principal amount of the Term Loans" with "the Term Commitments".

          SECTION 5. AMENDMENT OF SECTION 9.18 OF THE AGREEMENT. Section 9.18 is amended (i) to delete the word "and" immediately before the reference to clause
(y) in clause (iii) and (ii) to add the following text immediately after clause
(y) in clause (iii):

     and (z) the Tenter Line #66 Project, up to an aggregate amount not to exceed, during the term of this Agreement, an amount equal to the sum of $50,000,000 plus the amount of related capitalized interest expense; PROVIDED that the Company shall be permitted to make Capital Expenditures pursuant to this clause (z) only if the Net Equity Proceeds from the issuance by the Company of its common stock during the 90-day period commencing on the Amendment No. 2 Effective Date shall be at least $30,000,000

          SECTION 6. WAIVER OF SECTION 9.12(vii) OF THE AGREEMENT. Each of the Lenders hereby waives the Company's compliance with the requirement set forth in
Section 9.12(vii) that the Board of Directors determine in good faith that the amount of cash proceeds of approximately $1,400,000, received by the Company for the sale of fixed assets and inventory relating to the Company's drainage net business pursuant to the Asset Purchase Agreement dated April 1995 by and between the Company and The Tensar Corporation, is not less than the fair market value of such fixed assets and inventory.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date when the Administrative Agent shall have received counterparts of this Amendment executed and delivered by or on behalf of the Majority Lenders and the Company (or, in the case of any Lender as to which the Administrative Agent shall not have received such a counterpart, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery by such Lender of a counterpart hereof).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            APPLIED EXTRUSION TECHNOLOGIES, INC.

                                            By /s/ Anthony Allott
                                              ----------------------------------
                                               Title: Vice President & Treasurer

                                            THE CHASE MANHATTAN BANK (NATIONAL
                                              ASSOCIATION)

                                            By /s/ Peter Dedousis
                                              ----------------------------------
                                               Title: Managing Director

                                            LASALLE BUSINESS CREDIT, INC.

                                            By /s/ Herbert M. Kidd II
                                              ----------------------------------
                                               Title: Vice President

                                            PNC BANK, N.A.

                                            By /s/ Craig Sheetz
                                              ----------------------------------
                                               Title: Vice President

                                            SHAWMUT BANK, N.A.

                                            By /s/ Jeanie Leet
                                              ----------------------------------
                                               Title: Assistant Vice President

                                            SIGNET BANK/VIRGINIA

                                            By /s/ John D. Scott
                                              ----------------------------------
                                               Title: Vice President

                                                                  Exhibit 10.1.1

                                                                [CONFORMED COPY]

                                 AMENDMENT NO. 3

     AMENDMENT NO. 3 (the "AMENDMENT") dated as of June 28, 1996 among: APPLIED EXTRUSION TECHNOLOGIES, INC. (the "COMPANY") and the LENDERS listed on the signature pages hereof (the "LENDERS").

                              W I T N E S S E T H:

     WHEREAS, the parties hereto and The Chase Manhattan Bank (National Association), as Administrative Agent (the "ADMINISTRATIVE AGENT"), have heretofore entered into a Credit Agreement dated as of April 7, 1994 (as amended by Amendment No. 1 thereto dated as of December 30, 1994 and Waiver and Amendment No. 2 dated as of July 10, 1995, the "AGREEMENT"); and

     WHEREAS, the Company and the Lenders have agreed (i) to correct references to one of the Company's tenter line projects, (ii) to amend the interest coverage ratio covenant for the period ended June 30, 1996 and the next five periods thereafter and (iii) to amend the capital expenditures covenant, all as more fully set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

     SECTION 2. Amendment of Section 1.01 of the Agreement. Section 1.01 is amended to replace the definition of "Tenter Line #66 Project" with the following definition:

          "TENTER LINE #71 PROJECT" shall mean a ten meter tenter line for the production of oriented polypropylene located at the Company's Terre Haute facility.

     SECTION 3. Amendment of Section 9.10 of the Agreement. Section 9.10 is amended to replace the word "year" with the word "period" and to replace the table set forth therein with the following table:

         PERIOD                                     RATIO

         1994                                       1.75:1

         1995                                       2.00:1

         January 1, 1996-
         March 31, 1996                             2.25:1

         April 1, 1996-
         December 31, 1996                          2.00:1

         January 1, 1997-
         September 30, 1997                         2.25:1

         October 1, 1997-
         December 31, 1997                          2.50:1

         1998 and at all times thereafter           2.75:1

     SECTION 4. Amendment of Section 9.11 of the Agreement. Section 9.11 is amended to replace the words "Tenter Line #66 Project" with the words "Tenter Line #71 Project".

     SECTION 5. Amendment of Section 9.18 of the Agreement. Section 9.18 is amended to replace the number "$12,000,000" with the number "$15,000,000" in clause (i); to add the words "pursuant to clause (i) above" immediately after the words "such period" in clause (ii); and to replace the words "Tenter Line #66 Project" with the words "Tenter Line #71 Project" in clause (iii).

     SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS of THE STATE OF NEW YORK.

     SECTION 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment executed and delivered by or on behalf of the Majority Lenders and the Company (or, in the case of any Lender as to which the Administrative Agent shall not have received such a counterpart, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery by such Lender of a counterpart hereof).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            APPLIED EXTRUSION TECHNOLOGIES, INC.

                                            By /s/Anthony Allott
                                               ---------------------------------
                                               Title: Vice President and
                                                      Treasurer

                                            THE CHASE MANHATTAN BANK (NATIONAL
                                            ASSOCIATION)

                                            By /s/Peter Dedousis
                                               ---------------------------------
                                               Title: Managing Director

                                            LASALLE BUSINESS CREDIT, INC.

                                            By /s/John C. Baier
                                               ---------------------------------
                                               Title: Assistant Vice President

                                            PNC BANK, N.A.

                                            By /s/Craig T. Sheetz
                                               ---------------------------------
                                               Title: Vice President

                                            FLEET NATIONAL BANK.

                                            By /s/Joseph Becker
                                               ---------------------------------
                                               Title: Vice President

                                            SIGNET BANK/VIRGINA

                                            By /s/John Scott
                                               ---------------------------------
                                               Title: Vice President